Chartwell Short Duration High Yield Fund
(Ticker Symbol: CWFIX)

A series of The Chartwell Funds (the “Trust”)

Supplement dated August 10, 2017, to the
Prospectus and Statement of Additional Information (“SAI”),
each dated July 17, 2017.

Effective August 11, 2017 (the “Effective Date”), Chartwell Investment Partners, LLC (the “Advisor”) has lowered its management fee from 0.50% to 0.40% of the Fund’s average daily net assets.  In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, from 0.65% to 0.49% of the average daily net assets of the Fund's shares.  Accordingly, the Fund’s Prospectus is supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.82%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses[2]	1.23%(2)
Fees waived and/or expenses reimbursed[2]	(0.73)%(2)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.50%

1
Fees and expenses are estimated for the current fiscal year. Actual expenses may differ from estimates. The Fund is the successor to the Chartwell Short Duration High Yield Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, which was reorganized into the Fund on July 17, 2017.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.49% of the average daily net assets of the Fund shares. This agreement is in effect until July 17, 2019, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to the advisor provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$264	$553	$1,376

In addition, as of the Effective Date, the table under “Fund Expenses” beginning on page 51 of the Prospectus is replaced with the following table:

Berwyn Fund	1.22%
Berwyn Income Fund	0.64%
Chartwell Mid Cap Value Fund	1.15%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Value Fund	1.05%

In addition, as of the Effective Date, the table under “Fund Expenses” beginning on page 38 of the SAI is replaced with the following table:

Berwyn Fund	1.22%
Berwyn Income Fund	0.64%
Chartwell Mid Cap Value Fund	1.15%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Value Fund	1.05%

As of the Effective Date, all references in the Fund’s Prospectus and Statement of Additional Information to the annual management fee and expense limitation arrangement are revised as indicated above.

Please retain this Supplement with your records.